UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 4, 2014

HALLIBURTON COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-03492	No. 75-2677995
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 North Sam Houston Parkway East Houston, Texas	77032
(Address of Principal Executive Offices)	(Zip Code)

(281) 871-2699

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Officer Appointments

On December 4, 2014, Halliburton’s Board of Directors made the following appointments, effective January 1, 2015: (1) Executive Vice President and Chief Financial Officer, Mark A. McCollum, to the role of Executive Vice President and Chief Integration Officer; (2) Senior Vice President and Chief Accounting Officer, Christian A. Garcia, to the role of Senior Vice President of Finance, and Acting Chief Financial Officer; and (3) Vice President of Finance, Charles E. Geer, Jr., to the role of Vice President and Corporate Controller.

Mr. Garcia, age 51, has served as Senior Vice President and Chief Accounting Officer since January 2014. Mr. Garcia served as Senior Vice President and Treasurer from September 2011 to December 2013, Senior Vice President, Investor Relations from January 2011 to August 2011, and Vice President, Investor Relations from December 2007 to December 2010. Mr. Geer, age 44, has served as Vice President of Finance since December 2013. Prior to joining Halliburton, Mr. Geer served as Vice President and Chief Accounting Officer of Select Energy Services from April 2011 to November 2013. Mr. Geer also served as Vice President and Principal Accounting Officer of Weatherford International from June 2010 to March 2011 and as its Corporate Controller from September 2007 to May 2010.

There are no family relationships existing between Messrs. Garcia and Geer and any executive officer of Halliburton. There have been no transactions, and no transactions are currently proposed, in which Halliburton was or is to be a participant and in which Messrs. Garcia, and Geer or any member of their immediately families had or will have any interest, that are required to be disclosed by Item 404(a) of Regulation S-K. In addition, there are no arrangements or understandings between Messrs. Garcia or Geer and any other persons pursuant to which Messrs. Garcia and Geer were appointed to such positions.

Mr. Garcia previously entered into an Executive Agreement with us, effective January 1, 2012, and Mr. Geer entered into an Executive Agreement with us on December 5, 2014, effective January 1, 2015. Both Executive Agreements provide for a minimum annual base salary, participation in the Annual Performance Pay Plan, Performance Unit Program and Stock and Incentive Plan, as well as other employee benefit plans and programs on the same basis generally as other executive officers.

Mr. Garcia’s and Mr. Geer’s Executive Agreements provide that if their employment is terminated for Good Reason as defined therein or for any reason other than death, early or normal retirement, permanent disability, voluntary termination of employment for other than Good Reason, or for Cause, as defined therein, each of them would receive, as consideration for a one year non-competition and non-solicitation agreement, (1) a single lump sum payment equal to one year’s base salary and (2) a single lump sum payment equal to the value of all unvested shares of Halliburton common stock based on the closing price on the New York Stock Exchange on the date of termination of employment or, if the date of termination of employment is not a business day, the last business day immediately preceding the date of termination of employment.

The description of Mr. Garcia’s and Mr. Geer’s Executive Agreement is qualified in its entirety by the provisions of their respective Executive Agreements, which are incorporated by reference to Exhibits 10.1 and 10.2, respectively, to this Form 8-K.

Election of Director

Mr. Abdulaziz F. Al Khayyal was elected as a member of our Board of Directors on December 4, 2014. There is no arrangement or understanding between Mr. Al Khayyal and any other persons pursuant to which Mr. Al Khayyal was elected as a director. The Board appointed Mr. Al Khayyal to the Audit and the Health, Safety and Environment Committees. There are no related party transactions between us and Mr. Al Khayyal.

Mr. Al Khayyal will participate in the compensation arrangements for non-employee directors as described in our Proxy Statement filed April 8, 2014. Mr. Al Khayyal will receive an initial equity award of restricted stock units (“RSUs”) equal to a pro-rated amount of the annual equity award granted to our directors of $185,000. Each RSU represents the right to receive a share of our common stock on a future date as provided in the award agreement. The factor used to determine the pro-rated award is the number of whole months of service from the beginning of the month in which a director is first elected to the following first of August divided by twelve. The number of RSUs awarded is then determined by dividing the pro-rated award amount by the average of the closing price of our common stock on the New York Stock Exchange on each business day during the month immediately preceding the director’s election to the Board. Based on this formula, Mr. Al Khayyal will receive an initial award of 2,422 RSUs.

We entered into an indemnification agreement with Mr. Al Khayyal on December 4, 2014. The indemnification agreement provides that, subject to certain exceptions and limitations set forth therein, we will indemnify and advance certain expenses to the director to the fullest extent, and only to the extent, permitted by applicable law in effect as of the date of the agreement and to such greater extent as applicable law may thereafter from time to time permit. The foregoing description of the indemnification agreement is only a summary and is subject to and qualified in its entirety by the provisions of the Form of Indemnification Agreement for Directors (first elected after January 1, 2013), which is incorporated by reference to Exhibit 10.3 to this Form 8-K.

* * *

Additional Information

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed business combination between Halliburton and Baker Hughes. In connection with this proposed business combination, Halliburton and/or Baker Hughes may file one or more proxy statements, registration statements, proxy statement/prospectus or other documents with the SEC. This communication is not a substitute for any proxy statement, registration statement, proxy statement/prospectus or other document Halliburton and/or Baker Hughes may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF HALLIBURTON AND BAKER HUGHES ARE URGED TO READ THE PROXY STATEMENT(S), REGISTRATION STATEMENT(S), PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of Halliburton and/or Baker Hughes, as applicable. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Halliburton and/or Baker Hughes through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Halliburton will be available free of charge on Halliburton’s internet website at http://www.halliburton.com or by contacting Halliburton’s Investor Relations Department by email at investors@Halliburton.com or by phone at +1-281-871-2688. Copies of the documents filed with the SEC by Baker Hughes will be available free of charge on Baker Hughes’ internet website at http://www.bakerhughes.com or by contacting Baker Hughes’ Investor Relations Department by email at trey.clark@bakerhughes.com or alondra.oteyza@bakerhughes.com or by phone at +1-713-439-8039 or +1-713-439-8822.

Participants in Solicitation

Halliburton, Baker Hughes, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Halliburton is set forth in its Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on February 7, 2014, its proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on April 8, 2014, its Quarterly Report on Form 10-Q for the quarter ended September 30, 2014, which was filed with the SEC on October 24, 2014, its Current Report on Form 8-K filed with the SEC on July 21, 2014 and this Current Report on Form 8-K. Information about the directors and executive officers of Baker Hughes is set forth in its Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on February 12, 2014, its proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on March 5, 2014, its Quarterly Report on Form 10-Q for the quarter ended September 30, 2014, which was filed with the SEC on October 21, 2014, and its Current Reports on Form 8-K filed with the SEC on June 10, 2014 and September 10, 2014. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Executive Agreement (Christian A. Garcia) (incorporated by reference to Exhibit 10.40 to Halliburton’s Form 10-K for the year ended December 31, 2011, File No. 001-03492).

10.2	Executive Agreement (Charles E. Geer, Jr.) (filed herewith).

10.3	Form of Indemnification Agreement for Directors (first elected after January 1, 2013) (incorporated by reference to Exhibit 10.1 of Halliburton’s Form 8-K filed March 22, 2013, File No. 001-03492).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALLIBURTON COMPANY

Date: December 9, 2014	By:	/s/ Robert L. Hayter
Robert L. Hayter
Assistant Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

10.1	Executive Agreement (Christian A. Garcia) (incorporated by reference to Exhibit 10.40 to Halliburton’s Form 10-K for the year ended December 31, 2011, File No. 001-03492).

10.2	Executive Agreement (Charles E. Geer, Jr.) (filed herewith).

10.3	Form of Indemnification Agreement for Directors (first elected after January 1, 2013) (incorporated by reference to Exhibit 10.1 of Halliburton’s Form 8-K filed March 22, 2013, File No. 001-03492).